UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report: March 31, 2003

                            HOMEGOLD FINANCIAL, INC.
             (Exact name of registrant as specified in its charter)


SOUTH CAROLINA                   000-8909                   57-0513287
(State of other juris-         (Commission                (IRS Employer
diction of incorporation)      File Number)           Identification Number)

              1021 BRIARGATE CIRCLE, COLUMBIA, SOUTH CAROLINA 29210
             (Address of principal executive offices)      (Zip Code)

Registrant's telephone number, including area code:   (803) 365-2500





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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

On March 31, 2003, HomeGold Financial, Inc. ("HGFN") and one of its subsidiaries, HomeGold, Inc. ("HGI") filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of South Carolina (the "Bankruptcy Court"). The debtors will continue to manage their properties and business as "debtors-in-possession" under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code. A copy of the press release, dated March 31, 2003, issued by HGFN is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.



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ITEM 7.           EXHIBITS

         (a) Financial Statements of the Business Acquired. Not applicable.

         (b) Pro Forma Financial Information. Not applicable.

         (c) Exhibits.

                99.1       Press release dated March 31, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            HOMEGOLD FINANCIAL, INC.

Date: March 31, 2003                        By: /s/ Karen A. Miller
                                            -----------------------------------
                                            Karen A. Miller
                                            Executive Vice President
                                            Chief Financial Officer
                                            Treasurer